Income taxes	12 Months Ended
Dec. 31, 2021
Income taxes
Income taxes
9 Income taxes

Income tax expense represents the sum of current and deferred tax expenses.

Current tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from “loss before tax” as reported in the Consolidated statement of profit or loss and OCI because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible.

Just Eat Takeaway.com’s current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

Current tax is recognised in profit or loss, except when it relates to a business combination or for items directly recognised in equity or OCI.

A provision is recognised for those matters for which the tax determination is uncertain, but it is considered probable that the relevant tax authority will not accept the tax treatment under tax law. The provisions are measured at the best estimate of the amount expected to become payable. The assessment is based on the judgement of tax professionals within the Company supported by previous experience in respect of such activities and in certain cases based on specialist independent tax advice.

Interest and penalties related to income taxes, including uncertain tax treatments which do not meet definition of income taxes, are accounted for under IAS 37 ‘Provisions, Contingent Liabilities and Contingent Assets.’

Deferred tax

Deferred tax is recognised on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognised for all taxable temporary differences.

Deferred tax assets are generally recognised for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilised.

Such deferred tax assets and liabilities are not recognised if the temporary difference arises from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. In addition, deferred tax liabilities are not recognised if the temporary difference arises from the initial recognition of goodwill.

Deferred tax liabilities are recognised for taxable temporary differences associated with investments in subsidiaries, and interests in joint ventures, except where Just Eat Takeaway.com is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognised to the extent that it is probable that there will be sufficient taxable profits against which to utilise the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realised, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Deferred tax is recognised in profit or loss, except when it relates to a business combination or for items directly recognised in equity or OCI.

Just Eat Takeaway.com offsets deferred tax assets and deferred tax liabilities if Just Eat Takeaway.com has a legally enforceable right to set off current tax assets against current tax liabilities; and the deferred tax assets and the deferred tax liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity; or different taxable entities which intend either to settle current tax liabilities and assets on a net basis, or to realise the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

Income tax recognised directly in profit or loss

€ millions	2021	2020	2019
Current tax expenses	(38)	(26)	(14)
Deferred tax benefits / (expenses)	46	21	(21)
Total tax recognised directly in profit or loss	8	(5)	(35)

Just Eat Takeaway.com’s transfer pricing policy is aligned with Just Eat Takeaway.com’s management structure, operating model and ownership of brands and platforms. Therefore, the Dutch entities together reported a consolidated loss whereas certain non-Dutch entities reported a taxable profit.

The current tax expense of €38 million (2020: €26 million, 2019 €14 million) relates mainly to the taxable result of the non-Dutch entities. The deferred tax benefit of €46 million (2020: €21 million benefit. 2019: €21 million expense) mainly relate to the temporary differences from the amortisation of intangible assets, the recognition of available tax losses carried forward and an offsetting effect on the impact of the UK tax rate change.

Changes to Dutch tax loss carry forward

Due to new tax legislation in the Netherlands, tax losses available can be carried forward indefinitely as of 2022 with a limitation of 50 percent of taxable income in excess of €1 million. The carried forward limitation was 6 years. As a result of the new tax legislation no additional losses have been recognised per 31 December 2021 compared to 31 December 2020.

UK tax rate change

The Third Reading of Finance Bill 2021 took place on 24 May 2021 confirming that the UK corporation tax will increase from 19% to 25% as of April 2023. The increase in corporate tax rate had a significant impact on the valuation of Just Eat Takeaway.com’s deferred tax positions in the UK, mainly the deferred tax liabilities recognised as part of the Just Eat Acquisition. The impact on the deferred tax expense for 2021 is €93 million.

Reconciliation of the effective income tax rate

The activities of Just Eat Takeaway.com are subject to corporate income tax in all countries it is active in, depending on presence and activity. The applicable statutory tax rates of the tax jurisdictions in which Just Eat Takeaway.com operates vary between 10% and 32%, which may cause the effective tax rate (“ETR”) to deviate from the Dutch corporate tax rate. The following table presents a reconciliation between the tax charge on the basis of the Dutch tax rate and the ETR.

The income tax expense / benefit for the year reconciled to the accounting loss is as follows:

€ millions	2021	%	2020	%	2019	%
Loss before income tax	(1,037)		(165)		(86)
Income tax benefit calculated at 25% Dutch income tax rate	259	25.0%	41	25.0%	21	25.0%
Change of unrecognised deferred tax assets	(85)	-8.2%	(19)	-11.5%	(47)	-54.2%
Adjustments for tax of prior periods	6	0.6%	2	1.2%	(2)	-2.3%
Share based payments	(24)	-2.3%	-	0.0%	-	0.0%
Effect of non-deductible expenses	(23)	-2.2%	(28)	-17.0%	(2)	-2.1%
Effect of different tax rates of foreign subsidiaries	(10)	-1.0%	2	1.2%	(7)	-7.7%
Impact of tax rate changes	(93)	-9.0%	-	0.0%	-	0.0%
Effect of share in results of associates and joint ventures	(22)	-2.1%	(4)	-2.4%	-	0.0%
Other	(0)	0.0%	1	0.6%	1	1.1%
Income tax expense recognised in profit or loss	8	0.8%	(5)	-2.9%	(35)	-40.2%

The income tax benefit of €8 million in 2021 (2020: €5 million expense, 2019: €35 million expense) represents an ETR of 0.8% (2020: (2.9)%, 2019: (40.2)%). This ETR is primarily impacted by the effect of unrecognised deferred tax assets for tax losses, non tax-deductible expenses and the impact of tax rate changes.

Current tax assets/ (liabilities)

€ millions	2021	2020
Opening balance	(20)	(35)
Other movements	(6)	(1)
Current tax movement through equity	-	1
Additions from business combinations	17	10
Movements through goodwill	-	(1)
Income tax (refunded) or paid	53	33
Income tax (expense)/ benefit	(38)	(26)
Foreign exchange movements	2	(1)
Balance as at the end of the reporting period	8	(20)

The total current tax expense of €38 million (2020: €26 million, 2019: €14 million) relates mainly to the taxable result of the non-Dutch entities and represents the tax charges on profits for the current year. For the disclosure on the additions from business combinations, reference is made to Note 11.

Net deferred tax position

€ millions	2021	2020
Deferred tax assets - gross	475	96
Offsetting	(473)	(96)
Deferred tax assets - net	2	-

Deferred tax liabilities - gross	(1,383)	(642)
Offsetting	473	96
Deferred tax liabilities - net	(910)	(546)
Net deferred tax asset / (liability)	(908)	(546)

Deferred tax assets

€ millions	Other intangibles	Tax losses and credits	Leases	Share based payments	Provisions	Other	Total
Opening balance as at 1 January 2020	8	13	7			0	28
Additions from business combinations	-	36	11	-	2	10	59
Movement through consolidated statement of profit or loss	-	(9)	-	2	1	-	(6)
Movement through goodwill	2	-	-	-	-	-	2
Other movements through equity	-	13	-		-	-	13
Balance as at 31 December 2020	10	53	18	2	3	10	96
Additions from business combinations	-	122	29	31	6	10	198
Movement through consolidated statement of profit or loss	(0)	104	45	(13)	0	9	145
Other movements through equity	-	9	-	(0)	-	11	20
Other Movements	-	2	-	-	-	-	2
Reclassifications	(10)	-	-	-	-	2	(8)
Foreign exchange movements	0	15	3	2	1	1	22
Balance as at 31 December 2021	-	305	95	22	10	43	475

The deferred tax assets mainly relate to the recognition of unused tax losses as well as temporary differences related to leases and share based payments from acquisitions. Other consists mainly of emission costs (€11 million), property and equipment (€9 million) and interest carry forwards (€7 million). The movement during the period mainly relates to the recognition of the tax losses.

An amount of €25 million (2020: €21 million) relating to deductible temporary differences without expiration date has not been recognised.

Deferred tax liabilities

€ millions	Intangibles	Convertible bonds	Leases	Property and equipment	Other	Total
Opening balance as at 1 January 2020	58	5	7	-	(1)	69
Additions from business combinations	588	-	11	3	2	604
Movement through consolidated statement of profit or loss	(24)	(3)	(2)	2	-	(27)
Movement through goodwill	(1)	-	-	-	-	(1)
Other movements through equity	-	13	-	-	-	13
Foreign exchange movements	(15)	-	-	(1)		(16)
Balance as at 31 December 2020	606	15	16	4	1	642
Additions from business combinations	503	-	28	8	1	540
Movement through Consolidated statement of profit or loss	60	(8)	43	-	4	99
Other movements through equity	-	35	-	-	-	35
Reclassifications	(10)	-	-	-	2	(8)
Foreign exchange movements	72	-	3	-	-	75
Balance as at 31 December 2021	1,231	42	90	12	8	1,383

The deferred tax liability additions are recognised in relation to the other intangible assets from the acquisitions closed during the year, leases and in relation to the convertible bonds (as defined in Note 22). The net movement through equity of €15 million (€35 million movement in deferred tax liability and an offsetting €20 million movement in deferred tax asset) relates to the convertible bonds and the additional deferred tax asset recognition thereof. The movement through profit and loss during the period is mainly related to amortisation of intangible assets and an offsetting effect of the tax rate change impact.

No deferred tax liability has been recognised in respect of undistributed earnings of subsidiaries, joint ventures and associates. This is because Just Eat Takeaway.com is able to control the timing of the reversal of the temporary differences, and it is probable that such differences will not reverse in the foreseeable future.

Expiry period of unrecognised tax losses

€ millions	2021	2020
Within 1 year	3	-
In the next 2 to 10 years	10	180
Over 10 years	2	-
Unlimited	515	52
Total	530	232

€515 million (2020: €52 million) of unused tax losses of Just Eat Takeaway.com (for which no deferred tax asset has been recognised) have no statutory expiration.

EU State Aid

As a result of the Just Eat Acquisition in 2020, Just Eat Takeaway.com assumed a contingent liability of €3 million related to EU State Aid, see further disclosure in Note 30 Contingent liabilities.

Danish Tax Authority Dispute

In 2012, the Just Eat transfer pricing arrangements were updated, in line with the OECD Transfer Pricing Guidelines, to reflect the commercial and economic reality of its headquarters being established in the UK, whereas previously Just Eat was headquartered in Denmark. An Advanced Pricing Agreement (‘‘APA’’) was submitted to the Danish and UK competent authorities to obtain certainty over the position taken. Subsequently, the Danish Tax Authority opened a local transfer pricing audit into the periods covered by the APA and in January 2018 issued a formal notice of assessment from their findings, making a claim that the taxable income for fiscal year 2013 should be increased in relation to intellectual property income, equalling an additional tax payment of £126 million, including penalties and interest (which have continued to accrue since then).

Just Eat Takeaway.com strongly disagrees with the claim made by the Danish Tax Authority and has appealed the assessment through the Mutual Agreement Procedure (the ‘‘MAP’’) process between the UK Competent Authority and the Danish Competent Authority. During the MAP, the two Competent Authorities entered into discussions with the intention of resolving the transfer pricing dispute. Just Eat’s case was formally accepted into the MAP in April 2018. Under the MAP, the Competent Authorities have two years to reach a resolution.

On 6 August 2021, Just Eat Takeaway.com was informed by the Danish Competent Authority that the dispute is not expected to be resolved with a MAP between the UK Competent Authority and the Danish Competent Authority. As such the matter will now be resolved under arbitration. The Independent arbitration panel will consider the facts and reach Its own conclusion. As the underlying discussion remains unchanged during arbitration Just Eat Takeaway.com still expects the outcome to be a reallocation of income between the UK and Denmark with different tax rates applying over a different period, with net interest charges.

Just Eat Takeaway.com has made significant payments on account to the Danish Tax Authority, which in no way reflects Just Eat Takeaway.com’s position or the expected outcome, but as a means of mitigating against interest charges applied on the final agreed tax payment. As at 31 December 2021, the balance sheet includes both an asset and a liability in respect of this uncertain tax position, representing Just Eat Takeaway.com’s best estimate of the expected outcome of the arbitration.